UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 04, 2005 (Date of earliest event reported)
Anchor BanCorp Wisconsin Inc. (Exact name of registrant as specified in its charter)
WI (State or other jurisdiction of incorporation)	00020006 (Commission File Number)	391726871 (IRS Employer Indentification Number)
	P.O. Box 7933 (Address of principal executive offices)	53707 (Zip Code)
Registrant's telephone number, including area code: 608-252-8847

Item 2.02. Results of Operations and Financial Condition

December 31, 2004 Quarterly release

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Anchor BanCorp Wisconsin Inc. dated February 04, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 04, 2005	ANCHOR BANCORP WISCONSIN INC. By: /s/ Mike Helser Mike Helser Executive VP - CFO